FIRST EAGLE FUND OF AMERICA, INC.
                      FIRST EAGLE INTERNATIONAL FUND, INC.
                           1345 Avenue of the Americas
                            New York, New York 10105

                  Prospectus Supplement Dated December 29, 1997


         Recently, the Boards of Directors of First Eagle Fund of America, Inc. and First Eagle International Fund, Inc. unanimously approved a Plan of Conversion to reorganize the Funds as separate series of the First Eagle Trust, a Delaware business trust. The tax-free reorganization is expected to improve organizational efficiencies and lower operating costs. The Funds would continue to be known as First Eagle Fund of America and First Eagle International Fund. The Plan of Conversion is being submitted to shareholders of record as of December 29, 1997 for their approval at a meeting scheduled for February 19, 1998. If approved, the reorganization would be effective by March 1, 1998.

           As part of the reorganization, shareholders will consider approval of a new investment advisory agreement between Arnhold and S. Bleichroeder Advisers, Inc. and the First Eagle Trust which would lower the investment advisory fee for First Eagle Fund of America from the annual rate of 1.25% of average daily net assets to 1.00%. The investment advisory fee for First Eagle International Fund would be lowered from the annual rate of 1.50% of average daily net assets to 1.00%.

         First Eagle International Fund, Inc. recently changed its fiscal year end so that both Funds have an October 31 fiscal year end. The Adviser's commitment to limit the annual operating expense of First Eagle International Fund, Inc. to 2.25% remains in effect through December 31, 1997. Allan R. Raphael resigned as Vice President and portfolio manager, and Arthur F. Lerner continues to have primary responsibility as Vice President and portfolio manager of First Eagle International Fund, Inc. and continues to be supported by an investment advisory team.

         Share purchases and redemptions of the Funds can continue to be made through BISYS Fund Services, Inc. to: First Eagle Funds, P.O. Box 182497, Columbus, OH 43218-2497. The address of the Funds' Transfer and Dividend Disbursing Agent, BISYS Fund Services, Inc., is 3435 Stelzer Road, Columbus, OH 43219. The toll free number for the Funds remains (800) 451-3623.